Vista Outdoor Inc. - 10-Q Goodwill and Intangible Assets	3 Months Ended	12 Months Ended
	Jun. 30, 2024	Mar. 31, 2024
Vista Outdoor Inc.
Goodwill [Line Items]
Goodwill and Intangible Assets	Goodwill and Intangible Assets
The carrying value of goodwill by reportable segment was as follows:

	The Kinetic Group	Revelyst Outdoor Performance	Revelyst Adventure Sports	Revelyst Precision Sports Technology	Total
Balance, March 31, 2024	$86,105	$—	$—	$232,146	318,251
Balance, June 30, 2024	$86,105	$—	$—	$232,146	$318,251
Intangible assets by major asset class consisted of the following:

	June 30, 2024			March 31, 2024
	Gross carrying amount	Accumulated amortization	Total	Gross carrying amount	Accumulated amortization	Total
Trade names	$113,636	$(39,412)	$74,224	$113,636	$(37,646)	$75,990
Patented technology	37,867	(20,029)	17,838	37,604	(19,252)	18,352
Customer relationships and other	522,999	(199,966)	323,033	523,059	(190,068)	332,991
Total	674,502	(259,407)	415,095	674,299	(246,966)	427,333
Non-amortizing trade names	198,229	—	198,229	200,303	—	200,303
Net intangible assets	$872,731	$(259,407)	$613,324	$874,602	$(246,966)	$627,636
The net decrease in the gross intangible assets during the first quarter of fiscal 2025 was due to amortization expense and the divestiture of RCBS non-amortizing trade names. Amortization expense related to these assets was $12,483 and $12,707 for the three months ended June 30, 2024 and June 25, 2023 respectively.
As of June 30, 2024, we expect amortization expense related to these assets to be as follows:

Remainder of fiscal year 2025	$37,504
Fiscal year 2026	47,001
Fiscal year 2027	45,551
Fiscal year 2028	40,381
Fiscal year 2029	33,897
Thereafter	210,761
Total	$415,095
Goodwill and Intangible Assets
The change in the carrying value of goodwill was as follows:

	The Kinetic Group	Revelyst Outdoor Performance	Revelyst Adventure Sports	Revelyst Precision Sports Technology	Total
Balance, March 31, 2022	$86,105	$39,973	$12,349	$343,430	$481,857
Acquisitions	—	68,353	248,254	—	316,607
Impairment	—	(72,152)	(260,603)	—	(332,755)
Balance, March 31, 2023	86,105	36,174	—	343,430	465,709
Acquisitions	—	—	—	14,256	14,256
Impairment	—	(36,174)	—	(125,540)	(161,714)
Balance, March 31, 2024	$86,105	$—	$—	$232,146	$318,251
The increase in goodwill in fiscal year 2024 was due to our PinSeeker acquisition. See Note 7, Acquisitions. The decrease in fiscal year 2024 was due to an impairment charge of $161,714 recognized in the third quarter of fiscal year 2024 as discussed below. As of March 31, 2024, there were $745,957, $617,179, and $125,540 of accumulated impairment losses, related to the Revelyst Outdoor Performance, Revelyst Adventure Sports, and Revelyst Precision Sports Technology reportable segments, respectively. As of March 31, 2023 there were $709,783, $617,179, and $0 of accumulated impairment losses, related to the Revelyst Outdoor Performance, Revelyst Adventure Sports, and Revelyst Precision Sports Technology reportable segments, respectively. The goodwill recorded within The Kinetic Group segment has no accumulated impairment losses.
Fiscal year 2024 assessment
We performed our annual testing of goodwill in accordance with our accounting policies described in Note 1, Significant Accounting Policies. We completed a step zero assessment during the fourth quarter, and concluded there were no indicators of impairment.
During the fourth quarter of fiscal year 2024 we determined there was a change to our reporting units, based on the change in our reportable segments. See Note 19, Operating Segment Information, for additional information. Our reporting units are now the same as our reportable segments. There was no goodwill recorded in the reporting units affected by the reorganization.
Results of our interim testing
During the third quarter of fiscal year 2024, as a result of an increasingly challenging economic environment for consumers due to higher interest rate expectations continuing, and other factors affecting the market for our products, we reduced our projections for fiscal year 2024 and beyond for the majority of our reporting units within the former Revelyst reportable segment. As a result of a downward revision of forecasted cash flows due to lower volume and profitability expectations, combined with the decline in our stock price in the third fiscal quarter, we concluded that triggering events had occurred potentially indicating that the fair values of certain reporting units within our former Revelyst reportable segment were less than their carrying values. We recognized impairment losses equal to the full carrying value of goodwill of $26,219 and $9,955, related to the former reporting units of Outdoor Cooking and Stone Glacier, respectively, and a partial goodwill impairment loss of $125,540 related to our Golf reporting unit. Goodwill relating to the Ammunition reporting unit was not impaired as the fair value exceeded the carrying value. Our Ammunition and Golf reporting units comprise our remaining goodwill at March 31, 2024.
For the third quarter of fiscal year 2024 interim quantitative goodwill impairment analysis, we determined the estimated fair value of each reporting unit and compared it to their respective carrying amounts, including goodwill. The fair value of each reporting unit was determined considering both an income and market approach. We weighted the valuations of our former Revelyst segment reporting units using 100% of the income approach, specifically the discounted cash flow method. The weighted average cost of capital used in the income approach ranged between 12.5% and 16.0%, which was derived from the financial structures of comparable companies corresponding to the industry of each reporting unit. We weighted the value of The Kinetic Group reporting unit using 100% of the market approach, based on the offer accepted in the Sporting Products Sale. This market approach method estimates the price reasonably expected to be realized. See Sale of The Kinetic Group and Planned Separation in the Executive Summary and Financial Highlights of Part II, Item 7 of this Annual Report for further discussion of the Sporting Products Sale.
Before completing our interim goodwill impairment test, we performed a fair value analysis on our indefinite-lived trademarks and trade names within the former Revelyst reportable segment, which we recorded impairment losses of $26,600, $9,600, $6,100, $4,500 $1,800, $1,100, and $600 related to the Fox Racing, CamelBak, Bell Cycling, Simms Fishing, Giro, Bushnell, and Bell Powersports indefinite-lived tradename assets, respectively. The carrying value of the indefinite-lived intangible assets related to Fox Racing, CamelBak, Bell Cycling, Simms Fishing, Giro, Bushnell, and Bell Powersports after the impairment was $58,400, $13,300, $12,000, $25,500, $15,300, $14,900, and $3,500, respectively, at March 31, 2024. We determined the fair value of our Fox Racing, CamelBak, Bell Cycling, Simms Fishing, Giro, Bushnell, and Bell Powersports indefinite-lived trade names using royalty rates of 3%, 1.5%, 1.5%, 3%, 1.5%, 1%, and 1%, respectively.
Fiscal year 2023 assessment
We performed our annual testing of goodwill in accordance with our accounting policies described in Note 1, Significant Accounting Policies. To perform the annual quantitative goodwill impairment testing, we prepared valuations of our reporting units using both an income and market approach, which were compared with the respective carrying values of the reporting units to determine whether any goodwill impairment existed.
The decline in fair value of our reporting units was significantly impacted by a sudden decline in the demand of products related to certain of our recent acquisitions, which resulted in lower forecasted revenues, operating margins, and operating cash flows as compared to our valuation at acquisition date. Our estimates of the fair values of the reporting units were also influenced by higher discount rates in the income-based valuation approach as a result of increasing market to equity risk premiums, company specific risk premiums and higher treasury rates, since the acquisition dates. The weighted average cost of capital used in the goodwill impairment testing ranged between 10.5% and 17.0%, which was derived from the financial structures of comparable companies corresponding to the industry of each reporting unit.
As a result, we recognized impairment losses equal to the full carrying value of goodwill of $248,254, $68,353, and $12,349 allocated to the former reporting units of Fox Racing, Simms Fishing, and QuietKat, respectively, and partial goodwill impairment charges of $3,799 related to our former Stone Glacier reporting unit. We determined that the goodwill relating to our other reporting units was not impaired as the fair value exceeded the carrying value. Our Ammunition, Golf, Stone Glacier, and Outdoor Cooking reporting units comprise our remaining goodwill at March 31, 2023. As of the fiscal year 2023 annual testing measurement date, the fair value of our former Stone Glacier and former Outdoor Cooking reporting units was less than 10% higher than their carrying values. In order to assess the reasonableness of the calculated fair values of our reporting units, we also compared the sum of the reporting units’ fair values to our market capitalization and calculated an implied control premium (the excess of the sum of the reporting units’ fair values over the market capitalization). We evaluated the control premium by comparing it to control premiums of recent comparable transactions. If the implied control premium was not reasonable in light of this assessment, we would have reevaluated our fair value estimates of the reporting units by adjusting the discount rates and other assumptions as necessary.
Before completing our goodwill impairment test, we first tested our indefinite-lived intangible assets. We performed a step zero analysis on nine of our indefinite-lived tradenames. We performed a step one analysis on our remaining indefinite-lived tradenames, which resulted in impairment losses of $21,200 and $20,400, related to the Fox Racing and Simms Fishing indefinite-lived tradename assets, respectively. We determined the fair value of the indefinite-lived tradenames related to our Bell Cycling and Giro tradenames was greater or equal to the carrying value, and no impairment was recorded. The carrying value of the indefinite-lived intangible assets related to Fox Racing and Simms Fishing after the impairment was $85,000 and $30,000, respectively at March 31, 2023. We determined the fair value of our Fox Racing, Simms Fishing, Bell Cycling, and Giro indefinite-lived tradenames using royalty rates of 3.0%, 3.0%, 1.5%, and 1.5%, respectively.
Fiscal year 2022 annual assessment
We performed our annual testing of goodwill in accordance with our accounting policies described in Note 1, Significant Accounting Policies. We completed a step zero assessment as of January 1, 2022 and concluded there were no indicators of impairment.
Our indefinite-lived intangibles are not amortized and are tested for impairment annually or upon the occurrence of events or changes in circumstances that indicate that the assets might be impaired. We completed a step zero assessment as of January 1, 2022, in accordance with our accounting policies described in Note 1, Significant Accounting Policies, and concluded there were no indicators of impairment.
Intangible assets
Net intangibles consisted of the following:

	March 31,
	2024			2023
	Gross carrying amount	Accumulated amortization	Total	Gross carrying amount	Accumulated amortization	Total
Trade names	$113,636	$(37,646)	$75,990	$113,915	$(30,848)	$83,067
Patented technology	37,604	(19,252)	18,352	36,854	(16,313)	20,541
Customer relationships and other	523,059	(190,068)	332,991	530,237	(151,272)	378,965
Total	674,299	(246,966)	427,333	681,006	(198,433)	482,573
Non-amortizing trade names	200,303	—	200,303	250,603	—	250,603
Net intangible assets	$874,602	$(246,966)	$627,636	$931,609	$(198,433)	$733,176
The decrease in the gross carrying amount of amortizing intangible assets in fiscal year 2024 was due to impairment, less increases due to the acquisition of PinSeeker and the impact of foreign exchange rates. See Note 1, Significant Accounting Policies for discussion of impairment recorded during fiscal year 2024. We recorded impairment expense related to customer relationship and trade name intangibles within our former Outdoor Cooking reporting unit, net of accumulated amortization of $5,805 and $993, respectively. The decrease in non-amortizing trade names is due to impairment as discussed above. Amortization expense related to these assets was $50,146, $43,963 and $26,246 in fiscal years 2024, 2023, and 2022, respectively, which is included within cost of sales. The amortizable intangible assets in the table above are being amortized using a straight-line method over a weighted average remaining period of approximately 11.5 years.
We expect amortization expense related to these assets in each of the next five fiscal years and beyond to be incurred as follows:

Fiscal year 2025	$49,991
Fiscal year 2026	46,981
Fiscal year 2027	45,531
Fiscal year 2028	40,361
Fiscal year 2029	33,871
Thereafter	210,598
Total	$427,333